UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 30, 2025
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Open Text Corporation
(Exact name of Registrant as specified in its charter)
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Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	OTEX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition
The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”
On April 30, 2025, Open Text Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
The information in this Item 2.02 and the exhibits attached hereto are furnished to, but not “filed” with, the Securities and Exchange Commission (“SEC”) and shall not be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 2.05     Costs Associated with Exit or Disposal Activities
On April 29, 2025, the Board of Directors of the Company approved an expansion of its previously announced Business Optimization Plan to complete strategic initiatives, integration and simplification following the Micro Focus acquisition, AMC divestiture and other growth and innovation plans including the deployment of AI and automation. The Company expects up to approximately $200 million of additional costs to be incurred to complete this final phase of the Business Optimization Plan, bringing the combined plan up to approximately $260 million. This expansion includes costs associated with workforce reduction due to automation, centralization and simplification, and corresponding facility costs related to a reduction of the Company’s real estate footprint globally. On an overall basis, the expansion is expected to result in a total net reduction of approximately 2,000 positions, an increase of approximately 1,600 positions from the previously announced plan. The expanded Business Optimization Plan along with other savings initiatives, when fully implemented, is expected to generate total annualized savings of approximately $490 million to $550 million, an increase of $340 million to $400 million on an annualized basis. Of this, approximately 50% will be realized in Fiscal 2026, with the remaining annualized benefit to be realized in Fiscal 2027.
Cautionary Note Regarding Forward-Looking Statements
Certain statements in this Current Report on Form 8-K contain forward-looking statements or information (forward-looking statements) within the meaning of the Private Securities Litigation Reform Act of 1995, Section 21E of the Securities and Exchange Act of 1934, as amended, Section 27A of the Securities Act of 1933, as amended, and other applicable securities laws of the United States and Canada, and is subject to the safe harbors created by those provisions. All statements other than statements of historical facts are statements that could be deemed forward-looking statements. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “could,” “would,” “might,” “will” and variations of these words or similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements, and are based on our current expectations, forecasts and projections about the operating environment, economies and markets in which we operate. Projected financial information with respect to the Company, as well as statements about annualized cost savings and restructuring charges, benefits and other aspects of the business optimization plan, and other matters, constitutes forward-looking statements and should not be relied upon as being necessarily indicative of future results. Forward-looking statements reflect our current estimates, beliefs and assumptions, which are based on management's perception of historic trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances, such as certain assumptions about the economy, as well as market, financial and operational assumptions. Management's estimates, beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and, as such, are subject to change. We can give no assurance that such estimates, beliefs and assumptions will prove to be correct. Forward-looking statements involve known and unknown risks and uncertainties. The actual results that OpenText achieves may differ materially from any forward-looking statements.
For additional information with respect to risks and other factors which could occur, see the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the Securities and Exchange Commission (SEC) and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Further, readers should note that we may announce information using our website, press releases, securities law filings, public conference calls, webcasts and the social media channels identified on the Investors section of our website (https://investors.opentext.com). Such social media channels may include the Company's or our CEO's blog, X, formerly known as Twitter, account or LinkedIn account. The information posted through such channels may be material. Accordingly, readers should monitor such channels in addition to our other forms of communication. Information included on or accessible through any such channels is not incorporated by reference in or otherwise included as a part of this filing.

Item 8.01    Other Events
The following information is filed pursuant to Item 8.01 “Other Events”.
Cash Dividends
Pursuant to the Company's dividend policy, the Board of Directors of the Company has declared a dividend of $0.2625 per Common Share, payable on June 20, 2025, to the shareholders of the Company of record on June 6, 2025.
OpenText believes strongly in returning value to its shareholders and intends to maintain its dividend program. Any future declarations of dividends and the establishment of future record and payment dates are all subject to the final determination and discretion of the Board of Directors.
The declaration, payment and amount of any future dividends will be made pursuant to the Company's dividend policy and is subject to final determination each quarter by the Board of Directors in its discretion based on a number of factors that it deems relevant, including the Company's financial position, results of operations, available cash resources, cash requirements and alternative uses of cash that the Board of Directors may conclude would be in the best interest of the shareholders of the Company. Payment of dividends is also subject to relevant contractual limitations, including those in the Company's existing credit agreements. Accordingly, there can be no assurance that any future dividends will be equal or similar in amount to any dividends previously paid or that the Board of Directors will not decide to reduce, suspend or discontinue the payment of dividends in the future.

Item  9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

99.1	Press release of financial results issued by Open Text Corporation on April 30, 2025.
101.INS	XBRL instance document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL taxonomy extension schema.
101.CAL	Inline XBRL taxonomy extension calculation linkbase.
101.DEF	Inline XBRL taxonomy extension definition linkbase.
101.LAB	Inline XBRL taxonomy extension label linkbase.
101.PRE	Inline XBRL taxonomy extension presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

April 30, 2025	By:	/s/ CHADWICK WESTLAKE
Chadwick Westlake Executive Vice President, Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release of financial results issued by Open Text Corporation on April 30, 2025.
101.INS	XBRL instance document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL taxonomy extension schema.
101.CAL	Inline XBRL taxonomy extension calculation linkbase.
101.DEF	Inline XBRL taxonomy extension definition linkbase.
101.LAB	Inline XBRL taxonomy extension label linkbase.
101.PRE	Inline XBRL taxonomy extension presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).